UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2026
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of an Executive Officer and Director; Appointment of an Executive Officer and Director

On August 4, 2026, Martin Shen resigned as Chief Executive Officer and Director of FingerMotion, Inc. (the “Company”). Effective as of the same date, Ms. Kahn was appointed Chief Executive Officer and Director, filling Mr. Shen’s vacated seat on the Board.

Ms. Kahn has been a public-company CEO, CFO, and corporate finance attorney with more than $5 billion in capital raises and over three decades advising public companies and institutional investors across cryptocurrency, data centers, capital markets, fintech, power, and high-growth technology. She has also served as General Counsel, outside counsel, and board advisor to multiple Nasdaq- and NYSE- listed companies, leading large-scale financings, M&A, PIPEs, reverse mergers, and strategic growth transactions in the U.S. and internationally. She served as Principal Outside Counsel and General Counsel to one of the world’s largest Bitcoin miners, where she oversaw SEC compliance, governance, audits, major financings, and global regulatory matters during a period when the company reached a multi billion dollar valuation.

Jolie Kahn has an extensive background in corporate finance and corporate and securities law. She has been the proprietor of Jolie Kahn, Esq. since 2002 and still practices law on a limited basis. Ms. Kahn has also acted in various corporate finance roles, including extensive involvement of preparation of period filings and financial statements and playing an integral part in public company audits. She has worked with companies and hedge funds in complex transactions involving the structuring and negotiation of multi-million-dollar debt and equity financings, mergers, and acquisitions. Ms. Kahn has practiced law in the areas of corporate finance, mergers & acquisitions, reverse mergers, and general corporate, banking, and real estate matters. She has represented both public and private companies, and institutional investors in their role as investors in public companies. Ms. Kahn served as Chief Executive Officer of AVAX One Technology, Ltd. from June 2024 through July 2026. She also served, on a part time basis, as Interim CFO of GlucoTrack, Inc. from 2019 – 2023 and served, on a part time basis, as CFO of Ocean Biomedical, Inc. from March 2024 to June 2025. Ms. Kahn holds a BA from Cornell University and a J.D. magna cum laude from the Benjamin N. Cardozo School of Law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	News Release dated August 5, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: August 10, 2026	By:	/s/ Jolie Kahn
Jolie Kahn
CEO and Director